DESCRIPTION OF BUSINESS (Details Narrative)	6 Months Ended
Jun. 30, 2025
DESCRIPTION OF BUSINESS
Description related to capital raise strategy and agreements with advisors and broker dealer	The Company has publicly announced that it will conduct a raise up to $5,000,000 from Accredited Investors pursuant to a Regulation D/Rule 506(c) offering. To achieve this, the Company completed an agreement on July 31, 2023, with Jahani & Associates (“J & A”) to act as their advisor for expansion into the Middle East and Southeast Asia. Following, on the same date, the Company also completed an agreement with Umergence LLC (“UMG’), a registered broker-dealer, to introduce accredited investors with whom UMG has a pre-existing business relationship. After having made a first required payment of $12,500, because we did not make the second payment of $12,500 as a result of the Company’s inability to pay, the broker-dealer has paused in their efforts to procure investors until such time when the second payment is made